EXHIBIT 8.1

Subsidiaries of Luxottica Group S.p.A.

SUBSIDIARY	Jurisdiction of Incorporation	% of ownership	Type of ownership	Shareholder (if not held directly)
OPSA OPTICAL PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
AMERICAN VISION CENTER INC.	DELAWARE U.S.A.	100%	Indirect	Pearle Inc.
ARNETTE OPTICS ILLUSIONS INC.	CALIFORNIA U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
ARRAP FINANCE HOLDINGS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
AVS OPTICS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
AVANT GARDE OPTICS LLC	NEW YORK U.S.A.	100%	Indirect	Arnette Optics Illusions Inc.
BUDGET EYEWEAR AUSTRALIA PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
BUDGET EYEWEAR LIMITED	NEW ZEALAND	100%	Indirect	Pomposa Enterprises Limited
BUDGET SPECS PTY LTD	AUSTRALIA	100%	Indirect	Budget Eyewear Australia Pty Ltd
C&M OPTICAL COMPANY LTD	SOUTH KOREA	50%	Indirect	Mirari Japan Ltd
CENTRE PROFESSIONNEL DE VISION USSC INC	CANADA	100%	Indirect	The United States Shoe Corp.
COLE NATIONAL CORPORATION	DELAWARE U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
COLE NATIONAL GROUP, INC.	DELAWARE U.S.A.	100%	Indirect	Cole National Corporation
COLE VISION CANADA INC.	CANADA	100%	Indirect	Cole Vision Corp.
COLE VISION CORP.	DELAWARE U.S.A.	100%	Indirect	Cole National Group, Inc.
COLE VISION IPA LLC	NEW YORK U.S.A.	100%	Indirect	Cole Vision Corp.
COLE VISION SERVICES INC.	DELAWARE U.S.A.	100%	Indirect	Cole Vision Corp.
COLLEZIONE RATHSCHULER SRL	ITALY	100%	Direct
DISTRIBUDORA MEXICANA DE ARTICULOS PARA SOL S.A. DE C.V.	MEXICO	100%	Indirect	Sunglass Hut International Inc.
DS MANAGEMENT CORPORATION	DELAWARE U.S.A.	100%	Indirect	Cole Vision Corp.
ENTERPRISES OF LENSCRAFTERS LLC	OHIO U.S.A.	100%	Indirect	Lenscrafters Inc.
EYE CARE PLAN OF AMERICA-CA INC	ARIZONA U.S.A.	100%	Indirect	First American Health Concepts Inc.
EYEBIZ LABORATORIES PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Pty Limited
EYEXAM OF CALIFORNIA INC.	CALIFORNIA U.S.A.	100%	Indirect	The United States Shoe Corp.
EYEMED VISION CARE IPA LLC	NEW YORK U.S.A.	100%	Indirect	Eyemed Vision Care LLC
EYEMED VISION CARE LLC	DELAWARE U.S.A.	100%	Indirect	Lenscrafters Inc.
FIRST AMERICAN ADMINISTRATORS CO.	ARIZONA U.S.A.	100%	Indirect	First American Health Concepts Inc.
FIRST AMERICAN HEALTH CONCEPTS INC	ARIZONA U.S.A.	100%	Indirect	Eyemed Vision Care LLC
GIBB AND BEEMAN PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Group Limited
GUANGZHOU RAY-BAN EYEWEAR COMPANY LTD	CHINA	100%	Indirect	Luxottica Hong Kong Ltd
H. SUMNER LIMITED	GREAT BRITAIN	100%	Indirect	OPSM Protector Europe Limited
I.C. OPTICS (Benelux)	BELGIUM	60%	Indirect	I.C. Optics S.r.l.
S.P.R.L.		40%	Indirect	Luxottica Belgium
I.C. OPTICS LTD	NEW YORK U.S.A.	100%	Indirect	I.C. Optics S.r.l.

I.C. OPTICS S.A.	SWITZERLAND	90%	Indirect	I.C. Optics S.r.l.
		10%	Indirect	Luxottica A.G.
I.C. OPTICS S.R.L.	ITALY	100%	Indirect	Luxottica S.r.l.
ITALOCREMONA I.C. OPTICS ESPANA S.L.	SPAIN	70%	Indirect	I.C. Optics S.r.l.
KAYS OPTICAL PTY LTD	AUSTRALIA	100%	Indirect	Laubman and Pank Pty Ltd
KILLER LOOP EYEWEAR SPA	ITALY	100%	Indirect	Luxottica S.r.l.
LAPSA PTY LTD	AUSTRALIA	100%	Indirect	Eyebiz Laboratories Pty Ltd
LAUBMAN AND PANK PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
LENSCRAFTERS CANADA INC	CANADA	100%	Indirect	The United States Shoe Corp.
LENSCRAFTERS INC	OHIO U.S.A.	100%	Indirect	The United States Shoe Corp.
LENCRAFTERS INTERNATIONAL INC	OHIO U.S.A.	100%	Indirect	The United States Shoe Corp.
LRE LLC	OHIO U.S.A.	100%	Indirect	LensCrafters Inc.
LUXOTTICA (DONG GUAN) TRISTAR OPTICAL CO. LTD.	CHINA	100%	Indirect	Luxottica Holland B.V.
LUXOTTICA AG	SWITZERLAND	97%	Direct
LUXOTTICA	ARGENTINA	74.57%	Direct
ARGENTINA SRL		0.43%	Indirect	Luxottica S.r.l.
LUXOTTICA	AUSTRALIA	25%	Direct
AUSTRALIA PTY LTD		75%	Indirect	Luxottica Holland B.V.
LUXOTTICA	BELGIUM	99%	Direct
BELGIUM N.V.		1%	Indirect	Luxottica S.r.l.
LUXOTTICA CANADA INC	CANADA	100%	Direct
LUXOTTICA DISTRIBUTION CENTER S.R.L.	ITALY	100%	Direct
LUXOTTICA DO	BRAZIL	99.9994%	Direct
BRASIL LTDA		0.0006%	Indirect	Luxottica S.r.l.
LUXOTTICA FASHION BRILLEN GMBH	GERMANY	100%	Direct
LUXOTTICA FRANCE S.A.R.L.	FRANCE	100%	Direct
LUXOTTICA GOZLUK TICARET ANOMIN SIRKETI	TURKEY	51%	Direct
LUXOTTICA GULF LLC	UNITED ARAB EMIRATES	49%	Direct (*)
LUXOTTICA HELLAS AE	GREECE	70%	Direct
LUXOTTICA HOLLAND BV	THE NETHERLANDS	100%	Direct
LUXOTTICA HONG KONG LTD	HONG KONG – CHINA	99.999%	Indirect	Luxottica Holland B.V.
		0.001%	Indirect	Luxottica S.r.l.
LUXOTTICA IBERICA SA	SPAIN	100%	Direct
LUXOTTICA IRELAND LTD	IRELAND	100%	Indirect	Luxottica S.r.l.
LUXOTTICA LEASING S.R.L.	ITALY	100%	Direct
LUXOTTICA LUXEMBOURG SARL	LUXEMBOURG	100%	Direct
LUXOTTICA	MALAYSIA	1%	Direct
MALAYSIA SDN BHD		99%	Indirect	Luxottica Holland B.V.
LUXOTTICA MEXICO	MEXICO	96%	Direct
SA de C.V.		4%	Indirect	Luxottica S.r.l.
LUXOTTICA	THE NETHERLANDS	51%	Direct
NEDERLAND B.V.			Direct
LUXOTTICA NORGE A.S.	NORWAY	100%	Direct
LUXOTTICA OPTICS LTD	ISRAEL	74.90%	Direct
LUXOTTICA POLAND SP ZOO	POLAND	75%	Indirect	Luxottica Holland B.V.
LUXOTTICA	PORTUGAL	99.143%	Direct
PORTUGAL –		0.214%	Indirect	Luxottica Leasing S.p.a.
COMERCIO DE		0.214%	Indirect	Luxottica U.K.
OPTICA S.A.		0.214%	Indirect	Luxottica Fashion Brillen
		0.214%	Indirect	Luxottica S.r.l.
LUXOTTICA SOUTH AFRICA PTY LTD	SOUTH AFRICA	100%	Direct
LUXOTTICA SOUTH PACIFIC HOLDINGS PTY LIMITED	AUSTRALIA	100%	Indirect	Luxottica S.r.l.
LUXOTTICA SOUTH PACIFIC PTY LIMITED	AUSTRALIA	100%	Indirect	Luxottica South Pacific Holdings Pty Limited
LUXOTTICA S.R.L.	ITALY	100%	Direct
LUXOTTICA SUN CORPORATION	DELAWARE U.S.A.	100%	Indirect	Luxottica US Holdings Corp.
LUXOTTICA SWEDEN AB	SWEDEN	100%	Direct
LUXOTTICA THAILAND LTD	THAILAND	49%	Indirect (*)	Luxottica Holland B.V.

LUXOTTICA U.K. LTD	GREAT BRITAIN	100%	Direct
LUXOTTICA U.S. HOLDINGS CORP.	DELAWARE U.S.A.	99%	Direct
		1%	Indirect	Killer Loop Eyewear S.r.l.
LUXOTTICA U.S.A. INC.	NEW YORK U.S.A.	100%	Direct
LUXOTTICA VERTRIEBSGESELLSCHAFT MBH	AUSTRIA	100%	Direct
MIRARI JAPAN CO.	JAPAN	15.83%	Direct
LTD		84.17%	Indirect	Luxottica Holland B.V.
MIRARIAN MARKETING PTE LTD	SINGAPORE	51%	Indirect	Luxottica Holland B.V.
OPLPT LIMITED	NEW ZEALAND	100%	Indirect	OPSS Limited
OPLPT PTY LTD	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty ltd
OPSM (QLD) PTY LTD	AUSTRALIA	100%	Indirect	OPSM Group Limited
OPSM EUROPE LIMITED	GREAT BRITAIN	100%	Indirect	OPSM Group Limited
OPSM EYEWEAR SDN BHD	MALAYSIA	100%	Indirect	Protector Safety Industies Pty Ltd
OPSM GROUP LIMITED	AUSTRALIA	82.564%	Indirect	Luxottica South Pacific
OPSM LABORATORIES PTE LTD	SINGAPORE	100%	Indirect	Protector Safety Industries Pty Ltd
OPSM LIMITED	HONG KONG – CHINA	100%	Indirect	Protector Safety Industries Pty Ltd
OPSM LIMITED	NEW ZEALAND	45%	Indirect	Budget Eyewear Limited
OPSO OPTICAL PTY LTD	AUSTRALIA	100%	Indirect	Gibb and Beeman Pty Ltd
OPSM PARTNERSHIPS LIMITED	NEW ZEALAND	45%	Indirect	Budget Eyewear Limited
OPSM PROTECTOR EUROPE LIMITED	GREAT BRITAIN	100%	Indirect	Protector Safety Industeries Pty Ltd
OPSM PTY LIMITED	AUSTRALIA	100%	Indirect	OPSM Group Limited
OPSS LIMITED	NEW ZEALAND	100%	Indirect	Protector Safety Industries Pty
OPSS PTY LTD	AUSTRALIA	100%	Indirect	Arrap Finance Holdings Pty Ltd
PALMER FREEHOLDS PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
OPTIKA HOLDINGS LIMITED	GREAT BRITAIN	50%	Indirect	Luxottica S.r.l.
OPTIQUE EYEWEAR LIMITED	NEW ZEALAND	100%	Indirect	Budget Eyewear Limited
OWWC LIMITED	NEW ZEALAND	100%	Indirect	OPSS Limited
OY LUXOTTICA FINLAND AB	FINLAND	100%	Direct
PEARLE INC.	DELAWARE U.S.A.	100%	Indirect	Cole National Group, Inc.
PEARLE VISION CARE INC.	CALIFORNIA U.S.A.	100%	Indirect	Pearle Inc.
PEARLE VISION CENTER OF PUERTO RICO INC.	PUERTO RICO	100%	Indirect	Pearle Vision Inc.
PEARLE VISION INC.	DELAWARE U.S.A.	100%	Indirect	Pearle Inc.
PEARLE VISION MANAGED CARE-HMO OF TEXAS INC.	TEXAS U.S.A.	100%	Indirect	Cole Vision Corp.
POMPOSA ENTERPRISES LIMITED	NEW ZEALAND	100%	Indirect	Protector Safety Industries Pty Ltd
MCCREDIE ROAD INVESTMENTS PTY LTD	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty Ltd
PROTECTOR SAFETY INDUSTRIES PTY LTD	AUSTRALIA	100%	Indirect	OPSM Group Limited
PROTECTOR TECHNOLOGIES EUROPE LIMITED	GREAT BRITAIN	100%	Indirect	OPSM Europe Limited
RAY-BAN HOLDINGS INC.	DELAWARE U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
RAY BAN INDIAN HOLDINGS INC.	DELAWARE U.S.A.	100%	Indirect	Ray-Ban Holdings Inc.
RAY-BAN SUN OPTICS INDIA LIMITED	INDIA	44.152%	Indirect (**)	Ray Ban Indian Holdings Inc.
REVO INC.	DELAWARE U.S.A.	100%	Indirect	Luxottica U.S. Holdings Corp.
SUNGLASS HUT (Antigua) LIMITED	ANTIGUA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT (Barbados) INC.	BARBADOS	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT (Sint Maarten) N.V.	NETHERLANDS ANTILLES	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT (South East Asia) Pte LTD	SINGAPORE	100%	Indirect	Luxottica Holland B.V.
SUNGLASS HUT (UK)	GREAT BRITAIN	0.001%	Indirect	Sunglass Hut Realty Corp.
LIMITED		3.613%	Indirect	Sunglass Hut Trading Corporation
		96.386%	Indirect	Sunglass Hut of Florida

SUNGLASS HUT AUSTRALIA PTY LIMITED	AUSTRALIA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT AUSTRIA VERTRIEB GMBH	AUSTRIA	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT BELGIUM N.V.	BELGIUM	100%	Indirect	Luxottica s.r.l.
SUNGLASS HUT CANARY S.L.	CANARY ISLANDS	100%	Indirect	Sunglass Hut Spain S.L.
SUNGLASS HUT DE MEXICO de C.V.	MEXICO	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT INTERNATIONAL INC.	FLORIDA U.S.A.	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT	IRELAND	1%	Indirect	Sunglass Hut Realty Corp.
IRELAND LIMITED		99%	Indirect	Sunglass Hut of Florida Inc.
SUNGLASS HUT	THE NETHERLANDS	2.5%	Indirect	Sunglass Hut Realty Corp.
NETHERLANDS B.V.		97.5%	Indirect	Sunglass Hut of Florida Inc.
SUNGLASS HUT NEW ZEALAND LIMITED	NEW ZEALAND	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT OF CANADA LTD	CANADA	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS OF FLORIDA INC.	FLORIDA U.S.A.	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT OF FRANCE SOCIETE EN NOM COLLECTIF (SNC)	FRANCE	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT PORTUGAL COMERCIO DE OCULOS E RELOGIOS	PORTUGAL	2%	Indirect	Sunglass Hut Realty Corp.
LDA		98%	Indirect	Sunglass Hut of Florida Inc.
SUNGLASS HUT REALTY CORPORATION	FLORIDA U.S.A.	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS HUT SPAIN S.L.	SPAIN	100%	Indirect	Luxottica S.r.l.
SUNGLASS HUT TRADING CORPORATION	FLORIDA U.S.A.	100%	Indirect	Sunglass Hut International Inc.
SUNGLASS TERMINAL INC.	NEW YORK U.S.A.	100%	Indirect	Sunglass Hut Trading Company
SUNGLASS WORLD HOLDINGS PTY LIMITED	AUSTRALIA	100%	Indirect	Sunglass Hut Australia Pty Limited
OPSTF PTY LTD	AUSTRALIA	100%	Indirect	Protector Safety Industries Pty Ltd
THE OPTICAL SHOP LIMITED	HONG KONG – CHINA	100%	Indirect	Protector Safety Industries Pty Ltd
THE UNITED STATES SHOE CORPORATION	DELAWARE U.S.A.	100%	Indirect	Avant Garde Optics LLC
T H OPTICAL PTY LTD	AUSTRALIA	100%	Indirect	Laubman and Pank Pty Ltd
THINGS REMEMBERED INC.	DELAWARE U.S.A.	100%	Indirect	Cole National Group, Inc.
THINGS REMEMBERED PERSONALIZED GIFTS INC.	OHIO U.S.A.	100%	Indirect	Things Remembered Inc.
TRISTAR OPTICAL COMPANY LTD	HONG KONG – CHINA	50%	Direct
		50%	Indirect	Luxottica Holland B.V.
U.S.S. DELAWARE CORPORATION	DELAWARE U.S.A.	100%	Indirect	The United States Shoe Corporation
OPSVP PTY LTD	AUSTRALIA	100%	Indirect	OPSM Pty Limited
WATCH WORLD INTERNATIONAL INC.	DELAWARE U.S.A.	100%	Indirect	Watch World Licensing Corporation
WATCH WORLD LICENSING CORP.	DELAWARE U.S.A.	100%	Indirect	Sunglass Hut International Inc.
WESTERN STATES OPTICAL INC.	WASHINGTON U.S.A.	100%	Indirect	Cole Vision Corp.

(*) The percent of ownership is limited to 49% to conform with a local law which prohibits the incorporation of limited liability companies with the major shareholder being a foreign person or entity. Considering the existing agreement with the local partner of this subsidiary, we effectively control the subsidiary.

(**)  Even with limited ownership, we are able to exercise control over the subsidiary.